UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 3, 2022
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Press Release
On January 3, 2022, Genprex, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration had granted Fast Track Designation for the Company’s lead drug candidate, REQORSA™ Immunogene Therapy, in combination with Merck & Co’s Keytruda® in patients with histologically-confirmed unresectable stage III or IV non-small cell lung cancer whose disease progressed after treatment with Keytruda. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Corporate Presentation
The investor presentation about Genprex, Inc. (the “Company”) that is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference may be presented at meetings with investors, analysts, and others, in whole or in part and possibly with modifications, from time to time on or after January 3, 2022. A copy of the investor presentation slides, substantially in the form expected to be used in such presentations and meetings, will be available on the Company’s website, www.genprex.com.

The information contained in the investor presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is warranted. Any such updates may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information presented in Item 8.01 of this Current Report on Form 8-K under “Corporate Presentation” and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 8.01 under “Corporate Presentation” and Exhibit 99.2 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in any such filing.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 3, 2022, issued by Genprex, Inc.

99.2	Investor Presentation

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: January 3, 2022	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)